ARTIO GLOBAL INVESTMENT FUNDS

Artio Emerging Markets Local Debt Fund

Supplement dated March 19, 2013
to the Prospectus dated March 1, 2013

On March 7th, 2013, the Board of Trustees (the “Board”) of Artio Global Investment Funds approved a plan to liquidate and terminate the Artio Emerging Markets Local Debt Fund (the “Fund”) upon recommendation by Artio Global Management LLC (“Artio”), the Fund’s investment adviser. The Board considered the Fund’s small size and lack of growth potential, in its decision to liquidate the Fund. The Fund will not solicit proxies from shareholders as the shareholder representing the majority of the Fund has already approved the liquidation of the Fund. Shareholders will receive an information statement from the Fund regarding the liquidation. The information statement is being sent to shareholders concurrent with the filing of this supplement.

In anticipation of the proposed liquidation, the Fund will stop accepting purchases and exchanges into the Fund on March 22, 2013. After such date, the Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objectives. On or about April 19, 2013 (the “Liquidation Date”), the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. These distributions are taxable events. Once the distribution is complete, the Fund will terminate. Prior to the final liquidation and distribution of assets, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund. The Fund will maintain its current expense cap through the Liquidation Date.

Please note that you may redeem your shares of the Fund at any time prior to the Liquidation Date. You also may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another Artio Fund that is not the Artio Emerging Markets Local Debt Fund. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events.

If you own shares of the Fund in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

The Fund reserves the right to further restrict sales of its shares.

For more information, please contact a customer service representative at 1-800-387-6977.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE